                            SCHEDULE 14A INFORMATION
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                                 WorldCom, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:
                       May 17, 2002
        ------------------------------------------------------------------------

FOR IMMEDIATE RELEASE

Contacts:   Media                         Investors
            Brad Burns                    Scott Hamilton
            (800) 644-NEWS                (877) 624-9266


                     WORLDCOM, INC. POSTPONES ANNUAL MEETING
                              UNTIL JUNE 14, 2002

CLINTON, Miss., May 17, 2002 - In order to provide WorldCom shareholders additional time to review a forthcoming supplement to the Company's original proxy statement, dated April 22, 2002, WorldCom, Inc. (NASDAQ: WCOM, MCIT), today announced it has postponed the 2002 annual meeting of its shareholders, originally scheduled for May 23, 2002, until June 14, 2002. The supplement reflects, among other things, the resignation of Bernard J. Ebbers as president, chief executive officer and a director of WorldCom, Inc., effective April 29, 2002, and the appointment of John W. Sidgmore to the position of president and chief executive officer. The annual meeting will now be held on June 14, 2002, at 11:00 a.m., local time, at 500 Clinton Center Drive, Clinton, Mississippi. Each of the proposals set forth in the Company's proxy statement, dated April 22, 2002, as supplemented, will be submitted to a vote of the shareholders at the meeting.

ABOUT WORLDCOM, INC.
WorldCom, Inc. (NASDAQ: WCOM, MCIT) is a pre-eminent global communications provider for the digital generation, operating in more than 65 countries. With one of the most expansive, wholly-owned IP networks in the world, WorldCom provides innovative data and Internet services for businesses to communicate in today's market. For more information, go to http://www.worldcom.com.

                                      ###